SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2002


                   SCIENTIFIC INDUSTRIES, INC.
      ______________________________________________________
   (Exact name of registrant as specified in its charter)


   Delaware                 000-6658                04-2217279
_______________       _______________________    ________________
(State or other       (Commission File Number)  (I.R.S. Employer
 jurisdiction of                                Identification No.)
 incorporation)


          Airport International Plaza, 70 Orville Drive
                   Bohemia, New York 11716
          _____________________________________________
             (Address of principal executive offices)


                      (631) 567-4700
          _____________________________________________
              Registrant's telephone number,
                  including area code


                      Not Applicable
          _____________________________________________
             (Former name or former address,
              if changed since last report)

ITEM 5.	OTHER EVENTS

At the Annual Meeting of Stockholders of Scientific Industries, Inc., a Delaware corporation (the "Company"), which commenced on November 18, 2002, and was adjourned first to November 19, 2002 and adjourned then to November 25, 2002, the stockholders of the Company took the following actions:

(i) Elected the Board of Directors' two nominees, Messrs. Joseph G. Cremonese and Roger B. Knowles as Class C Directors, to serve until the Annual Meeting of Stockholders with respect to the fiscal year ended June 30, 2005 and the due election and qualification of their respective successors, by the following vote:

                              FOR                 WITHHELD
                            -------               --------
Joseph G. Cremonese         818,214                 5,800
Roger B. Knowles            430,056                 7,154

Mr. Lowell A. Kleiman, former chief Executive Officer and President, lost his bid for reelection as a Class C Director receiving 386,804 shares FOR (none WITHHELD);

(ii) Approved the adoption by the Board of Directors of the Company's 2002 Stock Option Plan by a vote of 786,260 FOR, 26,713 AGAINST with 1,725 ABSTAINING;

(iii) Ratified the appointment of Nussbaum Yates and Wolpow, P.C. as the independent auditors with respect to the financial statements of the Company for the year ending June 30, 2003 by a vote of 817,876 FOR, 5,720 AGAINST with 418 ABSTAINING; and

(iv) Rejected, by a vote of 421,281 AGAINST, 402,024 FOR and 39
ABSTAINING, the following proposal by Mr. Kleiman:

     RESOLVED, that the stockholders of Scientific Industries, Inc. demand that the Board of Directors adopt a policy (a) requiring stockholder approval of all grants of stock options to non-employee directors of the Company and (b) prohibiting the aggregate number of options granted under any stock option plan to non-employee directors as a group to be in excess of 20% of the total number of options authorized under such plan.

ITEM 7.  	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1.  Scientific Industries, Inc. 2002 Stock Option Plan.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SCIENTIFIC INDUSTRIES, INC.
                                (Registrant)


Date:	November 25, 2002         By: /s/ Helena R. Santos
                                    ____________________
                                    Helena R. Santos, President and
                                    Chief Executive Officer

______________________________________________________________________

Exhibit 99.1


                 SCIENTIFIC INDUSTRIES, INC.
                  2002 STOCK OPTION PLAN
            (Effective as of February 11, 2002)

1.	Purpose.

The purposes of this 2002 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ or service of Scientific Industries, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company
(the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422 (b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Administrator referred to in Section 3(A) hereof.

2.	Shares Subject to Plan.

Options may be granted to purchase up to one hundred thousand (100,000) shares of the common stock, par value $0.05 per share (the "Common Stock") of the Company. To the extent that options previously granted under the 1992 Stock Option Plan of the Company (the "Prior Plan") expire or terminate for any reason without having been exercised, then options exercisable for that same number of shares of Common Stock, up to a maximum of one hundred sixty one thousand (161,000) shares, may be granted pursuant to the Plan. For the purpose of this section 2, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant of the right set forth in Section 8(C) hereof to deliver shares of the Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 12(C) hereof to cause the Company to withhold from the shares of the Common Stock otherwise deliverable to him upon the exercise of an Option shares of the Common Stock in payment of all or a portion of his withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, new Options may thereafter be granted to purchase the unpurchased shares subject to such expired or terminated Options. Subject to the provisions of Section 11, the maximum number of shares of Common Stock which may be issued in accordance with the provisions of this Section 2 shall be two hundred sixty one thousand (261,000) shares.

3.	Administration.

(A) The Plan shall be administered by either the Board or, at the option of the Board, a Committee which shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under
Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee, if appointed, shall be appointed annually by the Board, which may at any time and from time to time remove any member or members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.
The Committee, or if a Committee has not been appointed, the Board, in its capacity as administrator of the Plan, is hereinafter referred to as the "Administrator".

(B) Subject to the express provisions of the Plan, the Administrator shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant. The Administrator's determination on the matters referred to in this section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Administrator, in its sole discretion, and any interpretations by the Administrator of the terms of any Option shall be final, binding and conclusive.

4.	Eligibility.

An Option may be granted only to (1) employees and key consultants of the Company or a Subsidiary, (2) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary ("Outside Directors"), and (3) employees and key consultants of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume. The foregoing notwithstanding, none of Messrs. Joseph I. Kesselman, Arthur M. Borden, Roger B. Knowles and James S. Segasture shall be eligible to receive Option grants under the Plan.

5.	Option Prices.

(A) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

(B) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85 % of the fair market value of a share of the Common Stock on the date of grant.

(C) The initial per share option price of any Option which is granted to an Outside Director shall be equal to the fair market value of a share of the Common Stock on the date of grant.

(D) For all purposes of this Plan, the fair market value of a share of the Common Stock on any date shall be equal to, if the Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System, the closing sale price of a share of the Common Stock on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange or system at the close of trading on such date or, if the shares of the Common Stock are not listed on a national securities exchange or such system on such date, the last per share sales price of Common Stock on the market or system of the NASD on which the Common Stock is then traded or listed
(the "Relevant Market System") during the three business days ending on the date of grant or exercise as reported in the market report for the Relevant Market System or if no sale has been reported for such period, the higher of the (i) closing bid price on the Relevant Market System on the date of grant or exercise or (ii) the average of the closing bid prices on the Relevant Market System for the three business days immediately preceding the date of grant or exercise, in each case as reported in the Market Report for the Relevant Market System or, if the shares of the Common Stock are not traded or listed on a market or system of the NASD, as shall be determined in good faith by the Administrator.

6.	Option Term.

Options shall be granted for such term as the Administrator shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in
Section 17 hereof, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years from the date of the granting thereof.

7.	Limitation on Amount of Incentive Stock Options Granted.

Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

8.	Exercise of Options.

(A) Except as otherwise provided in Section 17 hereof and, in the case of an Option granted to an employee or key consultant, except as otherwise determined by the Administrator at the time of the grant thereof, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to such number of shares as when added to the number of shares previously purchased under the Option does not exceed two-thirds of the shares granted thereby, and (iii) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby.

(B) To the extent exercisable, an Option may be exercised either in whole at any time or in part form time to time.

(C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Administrator may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

(D) Except in the case of an Option granted to an Outside Director, the Administrator may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9.	Transferability.

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

10.	Termination of Service.

(A) In the event that prior to his 65th birthday, other than by reason of death, a Participant leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, does not stand for re-election or is not reelected, whether voluntarily or otherwise, each Option theretofore granted to him shall be exercisable to the extent exercisable immediately prior to the date of termination of employment or service (or the date the Director does not stand for reelection or is not reelected) within the period ending the earlier to occur of (i) the expiration of the period of three months after the date of such termination of services or failure to stand for or be reelected a Director and (ii) the date specified in such Option.

(B) In the event a Participant's employment or service (including the service of an Outside Director) with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of one year after the date of such Participant's death and (ii) the date specified in such Option.

(C) In the event that on or after his 65th birthday, a Participant leaves the employ or service of the Company and the Subsidiaries by reason of his or her disability (as such term is defined in Section 22(e)(3) of the Code) leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, resigns or does not stand for re-election or is not reelected, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such termination, resignation or failure to stand for election or to be reelected and (ii) the date specified in such Option.

11.	Adjustment of Number of Shares.

(A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

(B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock, shall have been changed, or for which it shall have been exchanged, then, if the Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Administrator and shall be effective and binding for all purposes of the Plan and of each Option.

(C) In the case or any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this
Section 11.

(D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

(E) In the event of the dissolution or liquidation of the Company, the Board, in its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

12.	Purchase for Investment, Withholding and Waivers.

(A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

(B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Administrator shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13.	Declining Market Price.

Except in the case of an Option granted to an Outside Director, in the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Administrator may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock.

14.	No Stockholder Status; No Restrictions on Corporate Acts; No
Employment Right.

(A) Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefore, a share issued upon exercise of an Option shall be fully paid and non-assessable.

(B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15.	Termination and Amendment of the Plan.

(A) The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of the Common Stock, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the Option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

(B) The provisions of Section 5(C) hereof may not be amended except by the vote of the majority of the members of the Board and by the vote of the majority of the members of the Board who are not Outside Directors, and the provisions of said Section 5(C) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules and Regulations thereunder.

16.	Expiration and Termination of the Plan.

The Plan shall terminate on February 10, 2012 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

17.	Options Granted in Connection With Acquisitions.

The Administrator may determine, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), that Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. The Administrator, at its discretion shall determine as to such Options, the option prices, may be exercisable immediately or at any time or times either in whole or in part, and such other provisions not inconsistent with the Plan, or the requirements set forth in
Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company.